Exhibit 99.2

                               DENNY'S CORPORATION
                             DENNY'S HOLDINGS, INC.


                          NOTICE OF GUARANTEED DELIVERY

                          With Respect to the Tender of
             Outstanding Unregistered 12 3/4% Senior Notes Due 2007
                  for Registered 12 3/4% Senior Notes Due 2007

                  Pursuant to the Prospectus Dated ______, 200_

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    THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _______,
    2003, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN
    PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
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                 PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

         As set forth in the Letter of Transmittal (the "Letter of Transmittal") accompanying the Prospectus dated ________, 200_ (the "Prospectus") of Denny's Corporation and Denny's Holdings, Inc. (collectively, the "Issuers"), this Notice of Guaranteed Delivery or a form substantially equivalent hereto must be used to accept Denny's offer to exchange (the "Exchange Offer") its outstanding unregistered 12 3/4% Senior Notes Due 2007 (the "Old Notes") for registered 12 3/4% Senior Notes Due 2007 (the "New Notes") if the tendering holder of Old Notes cannot, prior to 5:00 p.m., New York City time, on the Expiration Date deliver its Old Notes, the Letter of Transmittal or any other documents required by the Letter of Transmittal to the Exchange Agent (as defined below). If required, this Notice of Guaranteed Delivery, properly completed and duly executed, must be delivered to U.S. Bank National Association (the "Exchange Agent") as set forth below.

         By Mail or Hand Delivery:  U.S. Bank National Association
                                    180 East 5th Street
                                    St. Paul, Minnesota 55101
                                    Attn.: Specialized Finance Department

         Facsimile Transmission:    (651) 244-1537
         Confirm by Telephone:      (800) 934-6802

         Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission via a facsimile number other than as set forth above will not constitute a valid delivery.

         For any questions regarding this Notice of Guaranteed Delivery or for any additional information, please contact the Exchange Agent by telephone at
(651) 244-0721.

         This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.

Ladies and Gentlemen:

         The undersigned hereby tenders to Denny's Corporation and Denny's Holdings, Inc. (collectively, the "Issuers"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of outstanding unregistered 12 3/4% Senior Notes Due 2007 (the "Old Notes") set forth below pursuant to the guaranteed delivery procedures.

         All authority herein conferred or agreed to be conferred in this Notice of Guaranteed Delivery and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive the death or incapacity of, the undersigned.



                            PLEASE SIGN AND COMPLETE

Signatures of Registered Holder(s)
or Authorized Signatory                    -----------------------------------

                                           -----------------------------------

                                           -----------------------------------


Name(s) of Registered Holder(s)            -----------------------------------

                                           -----------------------------------

                                           -----------------------------------


Principal Amount of Old Notes Tendered----------------------------------------

Date--------------------------------------------------------------------------

Address-----------------------------------------------------------------------

Area Code and Telephone Number------------------------------------------------


This Notice of Guaranteed Delivery must be signed by the registered holder(s) of the Old Notes tendered hereby exactly as their name(s) appear on the certificates for such notes or by person(s) authorized to become registered holder(s) of such notes by endorsements and documents submitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must provide the following information and, unless waived by the Issuers, submit with the Letter of Transmittal evidence satisfactory to the Issuers of such person's authority to so act. See Instruction 2.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s)
                  -------------------------------------------------------------

                  -------------------------------------------------------------

Capacity
                  -------------------------------------------------------------

Address(es)
                  -------------------------------------------------------------

                               GUARANTEE
                    (Not to be used for signature guarantee)

The undersigned, a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a savings institution, commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and which is, in each case, a member of a recognized signature guarantee program (i.e., Securities Transfer Agents Medallion Program, Stock Exchange Medallion Program or New York Stock Exchange Medallion Signature Program), guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), the Old Notes tendered hereby in proper form for transfer and any other required documents, all by 5:00 p.m., New York City time, within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm------------------------     Authorized Signature------------------

Address     ------------------------     Name----------------------------------

            ------------------------


Area Code and
Telephone Number--------------------      Title--------------------------------

                                          Date---------------------------------


         DO NOT SEND OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

         1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and all other required documents is at the election and risk of the tendering holders. The delivery will be deemed made only when actually received or confirmed by the Exchange Agent. As an alternative to delivery by mail, holders may wish to consider overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

         2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Notes referred to herein, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates for such Old Notes without any change whatsoever.

         If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Old Notes, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name(s) of the registered holder(s) appear(s) on the certificates for the Old Notes.

         If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and unless waived by Denny's, submit with the Letter of Transmittal evidence satisfactory to Denny's of such person's authority to so act.

         3. Requests for Assistance or Additional Copies. Questions relating to the procedures for tendering, as well as requests for additional copies of the Prospectus, the Letter of Transmittal and this Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address and telephone number set forth on the front cover and back cover hereof.

                              U.S. Bank National Association,
                                      as Exchange Agent



            By Mail or Hand Delivery:     U.S. Bank National Association
                                          180 East 5th Street
                                          St. Paul, Minnesota 55101
                                          Attn.: Specialized Finance Department

            Facsimile Transmission:       (651) 244-1537
            Confirm by Telephone:         (800) 934-6802